UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2012

BERNARD CHAUS, INC.
(Exact Name of Registrant as Specified in Charter)

New York	1-9169	13-2807386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number

530 Seventh Avenue New York, New York		10018
(Address of Principal Executive Offices)		(Zip Code)

(212) 354-1280
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On April 3, 2012, Bernard Chaus, Inc., a New York corporation (the “Company”), entered into an Agreement and Plan of Merger (“Merger Agreement”) with Camuto Consulting, Inc., a Connecticut corporation (“CCI”), Camuto Merger Sub, Inc., a New York corporation and a wholly owned subsidiary of CCI (“Investor Newco”), Josephine Chaus, the Company’s chief executive officer and chairwoman, and certain family members and entities associated with Mrs. Chaus (collectively, the “Family Shareholders”), and BC Family Merger Corp., a New York corporation beneficially owned by the Family Shareholders (“Family Newco”), providing for the merger (the “Merger”) of Investor Newco and Family Newco with and into the Company, with the Company surviving the Merger. The Merger Agreement was approved by the Company’s Board of Directors (the “Board”), acting upon the unanimous recommendation of the special committee composed of independent directors of the Board.

Prior to the Merger, the Family Shareholders will contribute all of their shares of Company common stock to Family Newco in exchange for shares of Family Newco, and CCI will contribute all of its shares of Company common stock to Investor Newco in exchange for shares of Investor Newco.  At the effective time of the Merger, each share of Company common stock issued and outstanding immediately prior to the effective time (other than shares owned by (i) Family Newco and Investor Newco or (ii) shareholders who have properly exercised and perfected appraisal rights under New York law) will be converted automatically into the right to receive $0.21 in cash (the “Per Share Merger Consideration”), without interest.  Each share of Family Newco and Investor Newco will be converted into one share of Company common stock.  As a result of the Merger, all of the shares of the common stock of the Company will be owned by the Family Shareholders and CCI, and the other shareholders of the Company immediately prior to the Merger will be entitled to receive the Per Share Merger Consideration.

Consummation of the Merger is subject to customary conditions, including without limitation the approval by the holders of two-thirds of the outstanding shares of the Company’s common stock entitled to vote on the Merger (the “Shareholder Approval”). Moreover, each party’s obligation to consummate the Merger is subject to certain other conditions, including without limitation: (i) the accuracy of the each other party’s representations and warranties contained in the Merger Agreement (subject to materiality qualifiers) and (ii) each other party’s compliance with their covenants and agreements contained in the Merger Agreement in all material respects.

The Company has made customary representations and warranties and covenants in the Merger Agreement.

Pursuant to the Merger Agreement, CCI agreed, among other things, to vote its shares of Company common stock in support of the Merger.

For a period of thirty days following the execution of the Merger Agreement, the Company may, directly or indirectly, enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any person any confidential information with respect to, any alternative takeover proposal; provided, that prior to engaging in any such discussions or negotiations, the Company shall have delivered written notice to CCI of the terms and conditions relating to such takeover proposal in reasonable detail.  At the end of that thirty day period, the Merger Agreement requires the Company to immediately cease any discussions or negotiations with any persons that may be ongoing with respect to a takeover proposal.  Following that thirty day period, the Merger Agreement prohibits the Company from, directly or indirectly, (i) soliciting, initiating or knowingly encouraging the submission of any alternative takeover proposal, or (ii) entering into, continuing or otherwise participating in any discussions or negotiations regarding, or furnishing to any person any confidential information with respect to, any takeover proposal.

Notwithstanding anything in the Merger Agreement to the contrary, at any time prior to obtaining the Shareholder Approval, the Company may, in response to a written takeover proposal that the board of directors determines constitutes or could reasonably be expected to lead to a superior proposal, and subject to compliance with the Merger Agreement, (i) furnish confidential information with respect to the Company and its subsidiaries to the person making such takeover proposal pursuant to a customary confidentiality agreement and (ii) participate in discussions and negotiations with the person making such takeover proposal regarding such takeover proposal.

The Merger Agreement contains certain termination rights for the parties.  If the Merger Agreement is terminated by CCI or Investor Newco after the board of directors makes an adverse recommendation change, or by the Company in order to enter into a transaction effecting a takeover proposal pursuant to the terms of the Merger Agreement, then the Company shall immediately pay to CCI a break-up fee of (i) $225,000 and (ii) all of CCI’s and Investor Newco’s actual and reasonably documented out-of-pocket expenses and fees (including reasonable attorneys’ fees) actually incurred by CCI, Investor Newco and their respective affiliates on or prior to the termination of the Merger Agreement in connection with the transactions contemplated by the Merger Agreement (the “CCI Expenses”).  In addition, if CCI shall have voted all of the shares of Company common stock over which it has voting control in favor of the transactions contemplated by the Merger Agreement and the Merger Agreement is terminated by any party because the Shareholder Approval was not obtained, the Company shall immediately pay to CCI all of the CCI Expenses.  Notwithstanding the foregoing, if CCI shall have voted all of the  shares of Company common stock over which it has voting control in favor of the transactions contemplated by the Merger Agreement at the shareholder meeting, the Merger Agreement is terminated because the Shareholder Approval was not obtained, and at the time of the shareholder meeting a takeover proposal has been made public and not withdrawn or made directly to the shareholders of the Company, then in the event that, within six months after such termination, either (i) the person making such takeover proposal acquires more than 50% of the voting securities of the Company, or (ii) the Company enters into a definitive agreement in respect of such takeover proposal, which transaction is subsequently consummated within twelve months of such termination, then in either case the Company shall pay to CCI, at the time of such acquisition or consummation, a fee equal to $225,000.

In connection with the Merger Agreement, National Securities Corp. delivered a fairness opinion to the special committee of the board of directors of the Company.

The Merger Agreement is attached to this report to provide the Company’s shareholders with information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the U.S. Securities and Exchange Commission (the “SEC”).  In particular, the Merger Agreement and this summary of terms are not intended to be, and should not be relied upon as, disclosures regarding any facts or circumstances relating to the Company. The representations and warranties may not be intended as statements of fact but rather as a way of allocating contractual risk between the parties to the Merger Agreement and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  In addition, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential disclosure schedule that the parties have exchanged and may be modified by the information contained in such disclosure schedule.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report and incorporated in this report by reference.

Voting Agreement

In connection with the proposed transaction, the Company, Family Newco, the Family Shareholders, CCI and Investor Newco entered into a Voting Agreement (the “Voting Agreement”).  Pursuant to the Voting Agreement, the Family Shareholders agreed, among other things, to vote their shares of Company common stock in support of the Merger.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting Agreement, which is attached as Exhibit 10.1 to this report and incorporated in this report by reference.

Item 8.01                      Other Events.

On April 3, 2012, the Company entered into a memorandum of understanding with respect to pending litigation concerning the proposed transaction.  The memorandum of understanding with Kenneth Braun, the Plaintiff in a putative class action brought by him to challenge the original transaction, and with Dr. Barry Berkowitz, the owner of 4,688,591 shares of Company common stock, provides for the litigation to be settled with prejudice and for Dr. Berkowitz to support the transaction, so long as it has the approval of the board of directors of the Company. The memorandum of understanding is, among other things, subject to court approval.

The foregoing description of the memorandum of understanding does not purport to be complete and is qualified in its entirety by reference to the memorandum of understanding, which is attached as Exhibit 10.2 to this report and incorporated in this report by reference.

On April 4, 2012, the Company issued a press release announcing the proposed transaction.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information and Where to Find It:

This communication may be deemed to be solicitation material in respect of the proposed transaction. In connection with the proposed transaction, the Company will file a proxy statement and file or furnish other relevant materials with the SEC. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT MATERIALS FILED OR FURNISHED WITH THE SEC, INCLUDING THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed or furnished to the SEC by the Company at the SEC’s website at http://www.sec.gov. The proxy statement and other relevant materials may also be obtained for free from the Company by directing such request to Bernard Chaus, Inc., 530 Seventh Avenue, Eighteenth Floor, New York, New York 10018. The contents of the websites referenced above are not deemed to be incorporated by reference into the proxy statement.

Certain Information Concerning Participants:

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed transaction. Information concerning the interests of the Company’s participants in the solicitation is, or will be, set forth in the Company’s proxy statements and Annual Reports on Form 10-K, previously or in the future filed with the SEC, and in the proxy statement relating to the proposed transaction when it becomes available. Each of these documents is, or will be, available free of charge at the SEC’s website at www.sec.gov.

Forward Looking Statements

Certain statements contained herein are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that have been made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are indicated by words or phrases such as “anticipate,” “estimate,” “project,” “expect,” “believe,” “may,” “could,” “would,” “plan,” “intend” and similar words or phrases. Such statements are based on current expectations and are subject to certain risks, uncertainties and assumptions, including, but not limited to, the Company’s ability to obtain Shareholder Approval for the Merger, the Company’s ability to comply with the terms of the Merger Agreement, the overall level of consumer spending on apparel; the financial strength of the retail industry generally and the Company’s customers in particular; changes in trends in the market segments in which the Company competes and the Company’s ability to gauge and respond to changing consumer demands and fashion trends; the level of demand for the Company’s products; the Company’s dependence on its major department store customers; the success of the Camuto License Agreement ; the highly competitive nature of the fashion industry; the Company’s ability to satisfy its cash flow needs, including the cash requirements under the Camuto License Agreement; the Company’s ability to achieve its business plan and have adequate access to capital; the Company’s ability to operate within production and delivery constraints, including the risk of failure of manufacturers and its exclusive supplier to deliver products in a timely manner or to quality standards; the ability and willingness of the Company’s exclusive supplier to continue to supply product to it on favorable payment terms; the Company’s ability to meet the requirements of the Camuto License Agreement; the Company’s ability to source product in an environment of high volatility and inflationary pressures on prices of labor and raw materials; the Company’s ability to attract and retain qualified personnel; and changes in economic or political conditions in the markets where the Company sells or sources its products, including war and terrorist activities and their effects on shopping patterns, as well as other risks and uncertainties set forth in the Company’s publicly-filed documents, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected.  There are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For a detailed discussion of some of the foregoing risks and uncertainties, see “Item 1A. Risk Factors” in Part I of our Annual Report on Form 10-K for the year ended July 2, 2011, as amended, as well as the other reports filed by the Company with the SEC.  The Company undertakes no obligation (and expressly disclaims any such obligation) to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. You are advised, however, to consult any further disclosures we make on related subjects in our filings with the SEC, all of which are available in the SEC EDGAR database at www.sec.gov and from the Company.

Item 9.01                      Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.                                          Description

2.1	Agreement and Plan of Merger, by and among the Company, certain shareholders of the Company, BC Family Merger Corp., Camuto Consulting, Inc. and Camuto Merger Sub, Inc., dated as of April 3, 2012
10.1	Voting Agreement, by and among the Company, certain shareholders of the Company, BC Family Merger Corp., Camuto Consulting, Inc. and Camuto Merger Sub, Inc., dated as of April 3, 2012
10.2	Memorandum of understanding, dated April 3, 2012
99.1	Press release, dated April 4, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERNARD CHAUS, INC.

By: /s/ Josephine Chaus
Josephine Chaus
Chief Executive Officer

Date:  April 4, 2012

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, by and among the Company, certain shareholders of the Company, BC Family Merger Corp., Camuto Consulting, Inc. and Camuto Merger Sub, Inc., dated as of April 3, 2012
10.1	Voting Agreement, by and among the Company, certain shareholders of the Company, BC Family Merger Corp., Camuto Consulting, Inc. and Camuto Merger Sub, Inc., dated as of April 3, 2012
10.2	Memorandum of understanding, dated as of April 3, 2012
99.1	Press release, dated April 4, 2012